Capital Group Growth ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 99.58% Information technology 24.13%	Shares	Value (000)
Microsoft Corp.	1,241,101	$492,705
NVIDIA Corp.	3,278,163	409,508
Broadcom, Inc.	1,881,375	375,203
Shopify, Inc., Class A, subordinate voting shares[1]	1,671,179	187,172
Cloudflare, Inc., Class A1	1,135,731	165,022
Apple, Inc.	582,814	140,948
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	550,577	99,396
Salesforce, Inc.	330,031	98,300
Micron Technology, Inc.	1,017,489	95,268
MicroStrategy, Inc., Class A1	336,312	85,904
Motorola Solutions, Inc.	137,109	60,358
Constellation Software, Inc.	16,595	57,203
Synopsys, Inc.[1]	117,211	53,598
Adobe, Inc.[1]	95,939	42,075
Unity Software, Inc.[1]	1,358,365	34,828
SK hynix, Inc.	255,922	33,274
ASML Holding NV (ADR)	42,719	30,291
Applied Materials, Inc.	159,031	25,138
AppLovin Corp., Class A1	54,293	17,685
Atlassian Corp., Class A1	57,163	16,249
		2,520,125
Communication services 21.09%
Meta Platforms, Inc., Class A	1,488,824	994,832
Netflix, Inc.[1]	614,140	602,201
Alphabet, Inc., Class C	1,566,471	269,777
Alphabet, Inc., Class A	1,077,447	183,468
Charter Communications, Inc., Class A1	229,232	83,342
Snap, Inc., Class A, nonvoting shares[1]	6,772,551	69,419
		2,203,039
Consumer discretionary 14.74%
Tesla, Inc.[1]	1,687,684	494,458
Amazon.com, Inc.[1]	1,284,887	272,756
Royal Caribbean Cruises, Ltd.	559,822	137,772
DoorDash, Inc., Class A1	666,086	132,178
Home Depot, Inc.	165,395	65,596
Hermès International	21,898	62,173
Tractor Supply Co.	991,547	54,882
Airbnb, Inc., Class A1	367,666	51,058
Amadeus IT Group SA, Class A, non-registered shares	538,517	40,623
Aramark	1,092,988	40,495
Norwegian Cruise Line Holdings, Ltd.[1]	1,657,336	37,655
Chipotle Mexican Grill, Inc.[1]	690,988	37,293
D.R. Horton, Inc.	238,047	30,187
Booking Holdings, Inc.	5,898	29,584
Capital Group Growth ETF — Page 1 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Starbucks Corp.	250,758	$29,040
Evolution AB	311,775	23,831
		1,539,581
Health care 13.25%
Intuitive Surgical, Inc.[1]	467,668	268,044
Eli Lilly and Co.	198,951	183,160
Vertex Pharmaceuticals, Inc.[1]	336,668	161,530
UnitedHealth Group, Inc.	301,931	143,405
Regeneron Pharmaceuticals, Inc.	157,745	110,223
Alnylam Pharmaceuticals, Inc.[1]	397,643	98,118
Boston Scientific Corp.[1]	770,893	80,011
Thermo Fisher Scientific, Inc.	139,670	73,880
HCA Healthcare, Inc.	171,588	52,557
Abbott Laboratories	338,595	46,730
Illumina, Inc.[1]	356,082	31,599
Danaher Corp.	151,795	31,537
Mettler-Toledo International, Inc.[1]	23,254	29,596
Sarepta Therapeutics, Inc.[1]	224,430	23,958
Novo Nordisk AS, Class B	234,006	20,978
Guardant Health, Inc.[1]	449,434	19,123
NovoCure, Ltd.[1]	478,395	9,123
		1,383,572
Industrials 10.22%
General Electric Co.	618,290	127,974
TransDigm Group, Inc.	87,554	119,704
Uber Technologies, Inc.[1]	1,320,712	100,387
GE Vernova, Inc.	271,053	90,851
Carrier Global Corp.	1,139,152	73,817
Ingersoll-Rand, Inc.	688,209	58,346
Ryanair Holdings PLC (ADR)	1,079,697	52,398
United Airlines Holdings, Inc.[1]	536,847	50,362
Quanta Services, Inc.	184,794	47,978
Caterpillar, Inc.	138,197	47,533
Axon Enterprise, Inc.[1]	84,338	44,568
Equifax, Inc.	169,755	41,624
Airbus SE, non-registered shares	230,953	39,698
FTAI Aviation, Ltd.	286,136	36,829
United Rentals, Inc.	55,599	35,712
Dayforce, Inc.[1]	574,295	35,601
Boeing Co. (The)[1]	193,615	33,811
Old Dominion Freight Line, Inc.	172,369	30,423
		1,067,616
Financials 8.93%
Visa, Inc., Class A	779,701	282,805
Fiserv, Inc.[1]	510,658	120,357
KKR & Co., Inc.	817,047	110,784
Bank of America Corp.	2,352,044	108,429
Mastercard, Inc., Class A	177,623	102,366
Toast, Inc., Class A1	1,644,103	63,462
Apollo Asset Management, Inc.	411,995	61,499
Capital Group Growth ETF — Page 2 of 6

unaudited
Common stocks (continued) Financials (continued)	Shares	Value (000)
Affirm Holdings, Inc., Class A1	733,269	$47,039
Blackstone, Inc.	226,099	36,438
		933,179
Energy 2.54%
Schlumberger NV	1,700,928	70,861
Halliburton Co.	2,398,993	63,261
EOG Resources, Inc.	453,305	57,543
Canadian Natural Resources, Ltd. (CAD denominated)	1,468,937	41,476
Cenovus Energy, Inc.	2,351,390	32,522
		265,663
Consumer staples 1.56%
Performance Food Group Co.[1]	945,027	80,460
Costco Wholesale Corp.	74,562	78,186
Target Corp.	37,508	4,660
		163,306
Materials 1.41%
Wheaton Precious Metals Corp.	781,476	53,860
ATI, Inc.[1]	708,928	41,231
Grupo México, SAB de CV, Series B	5,859,055	27,545
Albemarle Corp.	323,696	24,934
		147,570
Utilities 0.91%
Constellation Energy Corp.	219,594	55,018
PG&E Corp.	2,442,657	39,913
		94,931
Real estate 0.80%
CoStar Group, Inc.[1]	709,717	54,116
Zillow Group, Inc., Class C, nonvoting shares[1]	385,321	29,539
		83,655
Total common stocks (cost: $8,428,020,000)		10,402,237
Rights & warrants 0.00% Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,2]	4,185	— [3]
Total rights & warrants (cost: $0)		— [3]
Short-term securities 0.35% Money market investments 0.35%
Capital Group Central Cash Fund 4.37%[4,5]	367,905	36,798
Total short-term securities (cost: $36,791,000)		36,798
Total investment securities 99.93% (cost: $8,464,811,000)		10,439,035
Other assets less liabilities 0.07%		7,397
Net assets 100.00%		$10,446,432
Capital Group Growth ETF — Page 3 of 6

unaudited
Investments in affiliates5

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 0.35%
Money market investments 0.35%
Capital Group Central Cash Fund 4.37%[4]	$114,011	$902,907	$980,098	$(10)	$(12)	$36,798	$3,333

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 2/28/2025.
[5]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Growth ETF — Page 4 of 6

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2025 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$2,520,125	$—	$—	$2,520,125
Communication services	2,203,039	—	—	2,203,039
Consumer discretionary	1,539,581	—	—	1,539,581
Health care	1,383,572	—	—	1,383,572
Industrials	1,067,616	—	—	1,067,616
Financials	933,179	—	—	933,179
Energy	265,663	—	—	265,663
Consumer staples	163,306	—	—	163,306
Materials	147,570	—	—	147,570
Utilities	94,931	—	—	94,931
Real estate	83,655	—	—	83,655
Rights & warrants	—	—	— *	— *
Short-term securities	36,798	—	—	36,798
Total	$10,439,035	$—	$— *	$10,439,035

*	Amount less than one thousand.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group Growth ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-302-0425
Capital Group Growth ETF — Page 6 of 6